Exhibit 10.3

EXECUTION COPY

AMENDED AND RESTATED U.S. PLEDGE AGREEMENT

AMENDED AND RESTATED U.S. PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of March 26, 2002, amended and restated as of August 18, 2003, and amended and restated as of June 28, 2005 (such date hereinafter being referred to as the “Amendment and Restatement Effective Date”), made by each of the undersigned pledgors (each a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 25 hereof, the “Pledgors”) to BANK OF AMERICA, N.A., as collateral agent (together with any successor collateral agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below) and acknowledged and agreed to by U.S. BANK NATIONAL ASSOCIATION, as trustee (together with any successor trustee, the “Senior Secured Notes Trustee”) for the benefit of the holders from time to time of the Senior Secured Notes (as defined below).  Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined (or, at any time on or after the first date when all Credit Document Obligations (as defined below) shall have been repaid in full, all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent and the Total Commitments under the Credit Agreement have been terminated and thereafter for so long as no Credit Agreement is in effect, the Credit Agreement as in effect on such date immediately prior to such repayment and termination, provided that all determinations required to be made to the satisfaction of the Administrative Agent and all matters required to be acceptable to the Administrative Agent in each case as provided in any such definition shall, after such date, instead be required to be made to the satisfaction of the Collateral Agent or be required to be acceptable to the Collateral Agent, as the case may be).

W I T N E S S E T H :

WHEREAS, Williams Scotsman International, Inc. (formerly known as Scotsman Holdings, Inc.) (“Holdings”) and Williams Scotsman, Inc. (the “Borrower”), are parties to a certain Credit Agreement, dated as of March 26, 2002, with the lenders party thereto, Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent, and certain other Persons, as amended by a First Amendment, dated as of February 27, 2003, a Second Amendment, dated as of August 11, 2003, a Third Amendment, dated as of December 22, 2003, a Fourth Amendment, dated as of September 24, 2004 and a Fifth Amendment, dated as of April 15, 2005 (as so amended, the “Existing Credit Agreement”);

WHEREAS, the Pledgors (other than Holdings) and the Senior Secured Notes Trustee have entered into an Indenture, dated as of August 18, 2003 (as amended, modified or supplemented from time to time, the “Senior Secured Notes Indenture”), providing for (i) the issuance by the Borrower of its 10% Senior Second Secured Notes due 2008 and all Senior Secured Notes issued upon any exchange offer as contemplated in the Senior Secured Notes Indenture (the “Senior Secured Notes”) to the holders thereof from time to time (the “Senior Secured Noteholders” and, together with the Senior Secured Notes Trustee, the “Second Lien Creditors” and, together with the First Lien Creditors, the “Secured Creditors”) and (ii) the guaranty by each Guarantor (as defined in the Senior Secured Notes Indenture) and the

Subordinated Guarantor (as defined in the Senior Secured Notes Indenture) of the Borrower’s obligations under the Senior Secured Notes Indenture and the Senior Secured Notes (each such guaranty, together with the Senior Secured Notes Indenture and the Senior Secured Notes, are herein called the “Senior Secured Notes Documents”);

WHEREAS, pursuant to the Holdings Secured Guaranty, Holdings has guaranteed to the First Lien Creditors the payment when due of all First Lien Obligations of the Borrower as described therein;

WHEREAS, pursuant to the U.S. Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the First Lien Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, each Pledgor and the Collateral Agent entered into the U.S. Pledge Agreement, dated as of March 26, 2002 and amended and restated as of August 18, 2003 (as amended, modified or supplemented through, but not including, the Amendment and Restatement Effective Date, the “Original U.S. Pledge Agreement”), pursuant to which the Pledgors granted a security interest in the Collateral for the benefit of the Secured Creditors under, and as defined in, the Original U.S. Pledge Agreement;

WHEREAS, it was a condition precedent to the making of loans to, and the issuance of, and participation in, letters of credit for the account of the Borrower under the Existing Credit Agreement that each Pledgor shall have executed and delivered to the Collateral Agent the Original U.S. Pledge Agreement;

WHEREAS, it was a condition precedent to the issuance of the Senior Secured Notes by the Borrower under the Senior Secured Notes Indenture that each Pledgor (other than Holdings) shall have executed and delivered the Original U.S. Pledge Agreement;

WHEREAS, BofA and DBTCA have purchased from the other lenders party to the Existing Credit Agreement all of such lenders’ right, title and interest in and to the Existing Credit Agreement and the documents and instruments executed and delivered in connection therewith (with certain exceptions), all pursuant to a certain Assignment and Assumption Agreement (the “Bank Assignment Agreement”), dated as of the Amendment and Restatement Effective Date, among BofA, DBTCA, the other lenders party to the Existing Credit Agreement, the administrative agent and collateral agent under the Existing Credit Agreement, the Borrower and Holdings;

WHEREAS, Holdings, the Borrower, the financial institutions from time to time party thereto (the “Lenders”), BofA, as Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), DBTCA, as Syndication Agent, Citicorp USA, Inc., Wells Fargo Bank, N.A. and Lehman Commercial Paper, Inc., as Co-Documentation Agents, and Banc of America Securities LLC and Deutsche Bank Securities Inc., as Co-Lead Arrangers and Joint Book Runners, desire to amend and restate the Existing Credit Agreement in its entirety and have entered into an Amended and Restated Credit Agreement, dated as of the Amendment and Restatement Effective Date, (as further amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement or agreements extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement or agreements, whether or not with the same agent, trustee, representative, lenders or holders, the “Credit Agreement”), providing for the amendment and restatement of the Existing Credit Agreement and the making of Loans and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and its affiliates, the Collateral Agent and each other Agent (as defined in the Credit Agreement) are herein called the “Bank Creditors”);

WHEREAS, the Borrower may from time to time be party to one or more interest rate agreements (including, without limitation, interest rate swaps, caps, floors, collars, and similar agreements) (collectively, the “Interest Rate Agreements”) with BofA, any Lender, any affiliate thereof or a syndicate of financial institutions organized by BofA or an affiliate of BofA (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns, in such Interest Rate Agreement (collectively, the “Interest Rate Creditors”, and the Interest Rate Creditors together with the Bank Creditors, collectively, the “First Lien Creditors”);

WHEREAS, pursuant to the Bank Assignment Agreement, DBTCA, as collateral agent under the Original U.S. Pledge Agreement, assigned and transferred all of its right, title and interest in and to the Original U.S. Pledge Agreement to the Collateral Agent.

WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement and to the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement that the Original U.S. Pledge Agreement be amended and restated in its entirety;

NOW, THEREFORE, the parties hereto agree that the Original U.S. Pledge Agreement shall be and hereby is amended and restated in its entirety as follows:

1.  SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)                                     the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of each Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the respective Guaranty to which it is a party) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Agreements, being herein collectively called the “Credit Document Obligations”);

(ii)                                  the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Interest Rate Creditors under, or with respect to each Interest Rate Agreement, whether such Interest Rate Agreement is now in existence or hereafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Interest Rate Agreement by such Pledgor including, in the case of Pledgors other than the Borrower, all obligations, liabilities and indebtedness under the Holdings Secured Guaranty and Subsidiaries Guaranty (as applicable), in each case, in respect of the Interest Rate Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the “Interest Rate Obligations”);

(iii)                               the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, without limitation, principal, premium and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing by such Pledgor to the Second Lien Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Senior Secured Notes and the other Senior Secured Notes Documents to which such Pledgor is a party (including all such obligations, indebtedness and liabilities of such Pledgor under any guaranty constituting a Senior Secured Notes Document) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Senior Secured Notes and in such other Senior Secured Notes Documents (all such obligations, indebtedness and liabilities under this clause (iii) being herein collectively called the “Second Lien Obligations”);

(iv)                              any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

(v)                                 in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i) through (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(vi)                              all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

(vii)                           all amounts owing to any Agent pursuant to any of the Credit Documents in its capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vii) of this Section 1 being collectively called the “Obligations”, it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

2.  DEFINITIONS.  (a)  Reference to singular terms shall include the plural and vice versa.

(b)                                 The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” has the meaning set forth in the recitals hereto.

“Adverse Claim” has the meaning given such term in Section 8-102(a)(1) of the UCC.

“Agreement” has the meaning set forth in the preamble hereof.

“Amendment and Restatement Effective Date” has the meaning set forth in the preamble hereof.

“Bank Assignment Agreement” has the meaning set forth in the recitals hereto.

“Bank Creditors” has the meaning set forth in the recitals hereto.

“BofA” means Bank of America, N.A., and shall include any successor thereto.

“Borrower” has the meaning set forth in the recitals hereto.

“Canadian Corporation” has the meaning set forth in the definition of “Stock”.

“Certificated Security” has the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” has the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” has the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Credit Document Obligations” has the meaning set forth in Section 1(i) hereof.

“DBTCA” means Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), and shall include any successor thereto.

“Domestic Corporation” has the meaning set forth in the definition of “Stock.”

“Existing Credit Agreement” has the meaning set forth in the recitals hereto.

“Event of Default” shall mean any Event of Default (or similar term) under, and as defined in, the Credit Agreement or any Interest Rate Agreement entered into with an Interest Rate Creditor and shall in any event include, without limitation, (i) any payment default under the Credit Agreement, any Interest Rate Agreement or any Senior Secured Notes Document (in each case after the expiration of any applicable grace period) and (ii) at any time after the First Lien Obligations have been paid in full, all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent and all Commitments have been terminated, any “Event of Default” (or similar term) under, and as defined in, the Senior Secured Notes Indenture.

“Financial Asset” has the meaning given such term in Section 8-102(a)(9) of the UCC.

“First Lien Creditors” has the meaning set forth in the recitals to this Agreement.

“First Lien Obligations” shall mean all Credit Document Obligations and all Interest Rate Obligations.

“Holdings” has the meaning set forth in the recitals hereto.

“Holdings Excluded Collateral” shall mean all of Holding’s right, title and interest in and to all cash and cash equivalents (including, without limitation, Cash Equivalents) and any deposit accounts (as defined in the UCC) and all other collateral described in clause (a) of Section 3.1 (in each instance, so long as, with respect to any cash or cash equivalents contributed, distributed or otherwise transferred to Holdings by the Borrower or any of its Subsidiaries (whether or not in a deposit account or any other account referred to in clause (a) of Section 3.1), the distribution, contribution or other transfer of any such cash and cash equivalents to Holdings was not prohibited by the terms of any Credit Document).

“Indemnitees” has the meaning set forth in Section 11 hereof.

“Instrument” has the meaning given such term in Section 9-102(a)(47) of the UCC.

“Interest Rate Agreements” has the meaning set forth in the recitals hereto.

“Interest Rate Obligations” has the meaning set forth in Section 1(ii) hereof.

“Investment Property” has the meaning given such term in Section 9-102(a)(49) of the UCC.

“Lenders” has the meaning set forth in the recitals hereto.

“Limited Liability Company Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Non-Canadian Foreign Corporation” has the meaning set forth in the definition of “Stock”.

“Notes” means all promissory notes from time to time issued to, or held by, each Pledgor.

“Obligations” has the meaning set forth in Section 1 hereof.

“Original U.S. Pledge Agreement” has the meaning set forth in the recitals hereto.

“Partnership Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

“Partnership Interest” means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Person” means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Pledged Notes” has the meaning set forth in Section 3.5 hereof.

“Pledgee” has the meaning set forth in the preamble hereof.

“Pledgor” has the meaning set forth in the preamble hereof.

“Proceeds” has the meaning given such term in Section 9-102(a)(64) of the UCC.

“Required Secured Creditors” has the meaning set forth in the U.S. Security Agreement.

“Second Lien Creditors” has the meaning set forth in the recitals hereto.

“Second Lien Excluded Collateral” has the meaning set forth in the U.S. Security Agreement.

“Second Lien Obligations” has the meaning provided in Section 1(iii) hereof.

“Secured Creditors” has the meaning set forth in the recitals hereto.

“Secured Debt Agreements” has the meaning set forth in Section 5 hereof.

“Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

“Security” and “Securities” has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

“Security Entitlement” has the meaning given such term in Section 8-102(a)(17) of the UCC.

“Senior Secured Noteholders” has the meaning provided in the recitals hereto.

“Senior Secured Notes” shall have the meaning set forth in the recitals hereto.

“Senior Secured Notes Documents” has the meaning set forth in the recitals hereto.

“Senior Secured Notes Indenture” has the meaning set forth in the recitals hereto.

“Senior Secured Notes Trustee” has the meaning set forth in the preamble hereto.

“Stock” means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a “Domestic Corporation”), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Domestic Corporation, (y) with respect to corporations incorporated or organized under the laws of Canada or any province thereof (each a “Canadian Corporation”) all of the issued outstanding shares of capital stock at any time owned by any Pledgor of any Canadian Corporation and (z) with respect to any Corporation which is not a Domestic Corporation or a Canadian Corporation (each a “Non-Canadian Foreign Corporation”), all of the issued outstanding shares of capital stock at any time owned by any Pledgor of any such Non-Canadian Foreign Corporation; provided that if, at any time, the granting of a pledge of more than 66-2/3% of the voting capital stock of any Non-Canadian Foreign Subsidiary (as defined in the Credit Agreement) would give rise to  “deemed dividend” tax consequences under Section 956 of the Code, then not more than 65% of the outstanding voting capital stock) (plus 100% of the non-voting capital stock) of such Non-Canadian Foreign Subsidiary shall be required to be pledged pursuant to this Agreement.

“Subsidiary” means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

“Termination Date” has the meaning set forth in Section 19 hereof.

“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the Amendment and Restatement Effective Date.

“Uncertificated Security” has the meaning given such term in Section 8-102(a)(18) of the UCC.

“U.S. Security Agreement” means the Amended and Restated U.S. Security Agreement, dated as of March 26, 2002, amended and restated as of August 18, 2003, and amended and restated as of June    , 2005, by and among the Pledgee, the Pledgors and the Senior Secured Notes Trustee, as same may be further amended, modified, supplemented, amended and restated or replaced from time to time in accordance with the terms thereof.

3.  PLEDGE OF SECURITIES, ETC.

3.1.  Pledge.  To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of Secured Creditors, and does hereby create (and, to the extent the following constitutes “Collateral” under, and as defined in, the Original Pledge Agreement, does hereby reconfirm (without interruption) its creation, grant, pledge and assignment to the Pledgee under the Original U.S. Pledge Agreement of) a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of Secured Creditors, in all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a)                                  each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the U.S. Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b)                                 all Securities owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c)                                  all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A)                              all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B)                                all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)                                all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D)                               all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

(E)                                 all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

(F)                                 all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d)                                 all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(A)                              all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B)                                all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)                                all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D)                               all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

(E)                                 all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

(F)                                 all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e)                                  all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing;

(f)                                    all Financial Assets and Investment Property owned by such Pledgor from time to time; and

(g)                                 all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, (i) with respect to each Non-Canadian Foreign Subsidiary, if, at any time, the pledge and assignment as otherwise contemplated herein of more than 66-2/3% of the voting capital stock of such Non-Canadian Foreign Subsidiary would give rise to “deemed dividend” tax consequences under Section 956 of the Code, then not more 65% of the outstanding voting capital stock (plus 100% of the non-voting capital stock) of such Non-Canadian Foreign Subsidiary shall be required to be pledged pursuant to this Agreement, (ii) the Second Lien Creditors shall not have a security interest in, and the grant of security interests pursuant to this Agreement for the benefit of the Second Lien Creditors shall not extend to, any Second Lien Excluded Collateral, and with respect to the Second Lien Creditors the term “Collateral” shall not include the Second Lien Excluded Collateral, (iii) the term “Collateral” with respect to the Second Lien Obligations shall not include any Collateral owned by Holdings or in which Holdings has any direct right, title or interest, and the grant or pledge of security interests hereunder by Holdings shall be solely for the benefit of the First Lien Creditors and shall not secure any of the Second Lien Obligations and Holdings shall not be a Pledgor with respect to the Second Lien Obligations for any purpose whatsoever, (iv) to the extent that the granting or perfecting of any assets or property of the Pledgors acquired after August 18, 2003 requires the consent of a third party that has not been obtained after the Pledgors (other than Holdings) have used commercially reasonable efforts to obtain such consent, the Secured Lien Creditors shall not have a security interest in, and the grant of security interest pursuant to this Agreement for the benefit of the Second Lien Creditors shall not extend to, any such property or assets, (v) to the extent that a security interest in favor of the Second Lien Creditors cannot be granted or perfected in certain assets or property of the Pledgors under applicable law, the Second Lien Creditors shall not have a security interest in, and the grant or pledge of security interest pursuant to this Agreement for the benefit of the Second Lien Creditors that not extend to, any such assets or property and (vi) the Secured Creditors shall not have a security interest in, and the grant of security interest pursuant to this Agreement for the benefit of the Secured Creditors shall not extend to, and the “Collateral” shall not include any Holdings Excluded Collateral.

3.2.  Procedures.  (a)  To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

(i)                                     with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

(ii)                                  with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use reasonable efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction;

(iii)                               with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a) and (c), 9-106 and 8-106(d) of the UCC).  The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

(iv)                              with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate or is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

(v)                                 with respect to any Note, physical delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

(vi)                              with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof (except as may otherwise be provided in the Credit Agreement or U.S. Security Agreement), (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

(b)                                 In addition to the actions required to be taken pursuant to preceding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

(i)                                     with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii)                                  each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312 of the UCC).

3.3.  Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the Amendment and Restatement Effective Date, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the respective Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) such supplements to Annexes A through G hereto as are necessary to cause such annexes to be complete and accurate at such time.

3.4.  Transfer Taxes.  Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5.  Definition of Pledged Notes.  All Notes at any time pledged or required to be pledged hereunder are hereinafter called the “Pledged Notes”.

3.6.  Certain Representations and Warranties Regarding the Collateral.  Each Pledgor represents and warrants that on the Amendment and Restatement Effective Date:  (i) the jurisdiction of organization of such Pledgor, and such Pledgor’s organizational identification number (if any), is listed on Annex A hereto; (ii) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (vi) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (viii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (ix) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes B through F hereto; and (xi) on the Amendment and Restatement Effective Date, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

4.  APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  If and to the extent deemed necessary or desirable by the Pledgee to enable it to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5.  VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until there shall have occurred and be continuing an Event of Default (or a Default under Section 9.1(e) of the Credit Agreement (or, after all First Lien Obligations have been paid in full in cash in accordance with the terms thereof, all Commitments under the Credit Agreement have been terminated and all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent, Section 6.01(7) or 6.01(8) of the Senior Secured Notes Indenture)), each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document, any Interest Rate Agreement or any Senior Secured Notes Document (collectively, the “Secured Debt Agreements”), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any Secured Creditor therein.  All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default (or a Default under Section 9.1(e) of the Credit Agreement (or, after all First Lien Obligations have been paid in full in cash in accordance with the terms thereof, all Commitments under the Credit Agreement have been terminated and all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent, Section 6.01(7) or 6.01(8) of the Senior Secured Notes Indenture)) shall occur and be continuing and Section 7 hereof shall become applicable.

6.  DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of Default (or a Default under Section 9.1(e) of the Credit Agreement (or, after all First Lien Obligations have been paid in full in cash in accordance with the terms thereof, all Commitments under the Credit Agreement have been terminated and all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent, Section 6.01(7) or 6.01(8) of the Senior Secured Notes Indenture) shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor.  Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(i)                                     all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)                                  all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)                               all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement.  Furthermore, so long as no Default or Event of Default has occurred and is continuing the provisions of the second sentence of this Section 6 shall not apply to dividends or distributions (except to the extent in the form of items which would constitute Collateral pursuant to clauses (a) through (f), inclusive, of Section 3.1) made in connection with any dissolution of a Subsidiary of the Borrower contemplated by Section 8.1(c) of the Credit Agreement to the extent permitted thereby and distributions (except to the extent in the form of items which would constitute Collateral pursuant to clauses (a) through (f), inclusive, of Section 3.1) to the Unit Subsidiary contemplated by Section 7.18(a) of the Credit Agreement, provided that such transactions are consummated in accordance with the applicable terms and conditions set forth in the Credit Agreement.  All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7.  REMEDIES IN CASE OF AN EVENT OF DEFAULT OR CERTAIN DEFAULTS.  In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)                                     to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

(ii)                                  to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii)                               to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv)                              to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v)                                 at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor.  The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given.  Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.  At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(vi)                              to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations;

provided that, upon the occurrence of a Default under Section 9.1(e) of the Credit Agreement (or, after all First Lien Obligations have been paid in full in cash in accordance with the terms thereof, all Commitments under the Credit Agreement have been terminated and all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent, Section 6.01(7) or 6.01(8) of the Senior Secured Notes Indenture), the Pledgee may exercise the rights specified in clause (i) above.

8.  REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.  Unless otherwise required by the respective Secured Debt Agreements, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without demand or notice.  By accepting the benefits of this Agreement and each other Collateral Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or any other Collateral Document or to realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the other Collateral Documents.

9.  APPLICATION OF PROCEEDS.  (a)  All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement (which for the avoidance of doubt, also shall include, without limitation, any payment or distribution of Collateral of any Pledgor upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshalling of assets of any Pledgor in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to any Pledgor or its assets, whether voluntary or involuntary), together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the U.S. Security Agreement.

(b)                                 It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

10.  PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11.  INDEMNITY.  Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee, each Secured Creditor that is an indemnitee under Section 6 of Annex N to the U.S. Security Agreement and their respective successors, assigns, employees, agents and servants (individually an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee).  In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.  The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Agreements and Letters of Credit, the full repayment of all the outstanding Senior Secured Notes and the payment of all other Obligations and notwithstanding the discharge thereof.

12.  FURTHER ASSURANCES; POWER OF ATTORNEY.  (a)  Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b)                                 Each Pledgor hereby appoints the Pledgee such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of

Default, in the Pledgee’s discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

13.  THE PLEDGEE AS COLLATERAL AGENT.  The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees (i) that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the U.S. Security Agreement (including Annex N to the U.S. Security Agreement) and (ii) to all of the other provisions of Annex N to the U.S. Security Agreement.  The Pledgee shall act hereunder on the terms and conditions set forth herein and in the U.S. Security Agreement (including Annex N to the U.S. Security Agreement).  A successor Pledgee, as Collateral Agent, may be appointed as, and to the extent, provided in Section 8 of Annex N to the U.S. Security Agreement.

14.  TRANSFER BY THE PLEDGORS.  No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements); provided that Holdings may sell, transfer or otherwise dispose of (by dividend, contribution or otherwise) any capital stock or other equity interests (or interests therein) held by Holdings in an Unrestricted Subsidiary or any other foreign Person that is not a Subsidiary of the Borrower constituting Collateral, so long as (i) no Default or Event of Default is continuing and (ii) the Administrative Agent and Collateral Agent have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer of Holdings certifying that such Collateral is being sold, transferred or otherwise disposed of by Holdings for a business purpose (including, without limitation, that it is being pledged in connection with local financing, sold (in whole or in part), liquidated, exchanged or contributed to a joint venture).

15.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  (a)  Each Pledgor represents, warrants and covenants that:

(i)                                     it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

(ii)                                  it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)                               this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv)                              except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of their Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee’s security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v)                                 the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate or articles of incorporation, certificate of formation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor, as applicable, or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

(vi)                              all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii)                           each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii)                        the pledge and collateral assignment to, and possession by, the Pledgee of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof for the benefit of the First Lien Creditors, and a second priority security interest thereon for the benefit of the Second Lien Creditors, in each case subject to no prior Lien or encumbrance, except, with respect to the Second Lien Creditors, the first priority Liens in favor of the First Lien Creditors granted pursuant to this Agreement, or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(ix)                                “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC.

(b)                                 Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

(c)                                  Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

16.  JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS.  The jurisdiction of organization of each Pledgor is specified in Annex A hereto.  The chief executive office of each Pledgor is located at the address specified in Annex G hereto.  Each Pledgor will not change the jurisdiction of its organization except to such new jurisdiction or location as such Pledgor may establish in accordance with the last sentence of this Section 16.  No Pledgor shall establish a new jurisdiction of organization until (i) it shall have given to the Collateral Agent not less than 15 days’ prior written notice of its intention so to do, clearly identifying such new jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new jurisdiction of organization, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.  Promptly after establishing a new jurisdiction of organization in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex A hereto so as to cause such Annex A to be complete and accurate.

17.  PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

(i)                                     any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii)                                  any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii)                               any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv)                              any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v)                                 any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

18.  REGISTRATION, ETC.  (a)  If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance.  Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

(b)                                 If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration.  Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion:  (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

19.  TERMINATION; RELEASE.  (a)  On the Termination Date, this Agreement and the security interests created hereby shall automatically terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof and Section 6 of Annex N to the U.S. Security Agreement shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv).  As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitments under the Credit Agreement have been terminated and all Interest Rate Agreements entered into with any Interest Rate Creditor have been terminated (or cash collateralized to the reasonable satisfaction of the Pledgee), no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full in cash in accordance with the terms thereof, all Letters of Credit issued under the Credit Agreement have been terminated (or cash collateralized in a manner satisfactory to the Administrative Agent), all Second Lien Obligations have been paid in full in cash (or defeased or discharged) in accordance with the terms thereof and all other Obligations then due and payable have been paid in full in accordance with the terms thereof; provided, however, at such time as (x) all First Lien Obligations have been paid in full in cash in accordance with the terms thereof and all Commitments under the Credit Agreement have been terminated and all Letters of Credit have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent or (y) the First Lien Creditors have released their Liens on all of the Collateral then, in either case, this Agreement and the security interests created hereby shall terminate (provided that all indemnities set forth herein (including, without limitation, in Section 11 hereof) and in Section 6 of Annex N to the U.S. Security Agreement shall survive such termination) unless, in the case of preceding clause (x), any Event of Default under the Senior Secured Notes Indenture exists as of the date on which the First Lien Obligations are repaid in full and terminated as described in such clause (x), in which case the security interests created under this Agreement in favor of the Second Lien Creditors will not be released except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Lien Obligations (although the security interests created in favor of the Second Lien Creditors will be released when such Event of Default and all other Events of Default under the Senior Secured Notes Indenture cease to exist).

(b)                                 In the event that any part of the Collateral is sold or otherwise disposed of (by dividend, contribution or otherwise) in connection with a sale or disposition permitted by the Secured Debt Agreements (other than a sale or other disposition to any Pledgor (other than cash or cash equivalents distributed to Holdings in accordance with the terms of the Credit Agreement) or any of the Borrower’s Domestic Subsidiaries or Canadian Subsidiaries) or is otherwise released with the consent of the Collateral Agent or the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the respective Secured Debt Agreements, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold, disposed of or released and has not theretofore been released pursuant to this Agreement.  In the event that any capital stock or other equity interests (or any interest therein) held by Holdings in an Unrestricted Subsidiary or any other foreign Person that is not a Subsidiary of the Borrower constituting Collateral are sold, transferred or otherwise disposed of (by dividend, contribution or otherwise), so long as (i) no Default or Event of Default is continuing and (ii) the Administrative Agent and Collateral Agent have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer of Holdings certifying that such Collateral is being sold, transferred or otherwise disposed of by Holdings for a business purpose (including, without limitation, that it is being pledged in connection with local financing, sold (in whole or in part), liquidated, exchanged or contributed to a joint venture), such Collateral will be sold, transferred or otherwise disposed of free and clear of the Liens created by this Agreement, and the Collateral Agent, at the request and expense of Holdings, will duly and promptly assign, transfer and deliver to Holdings or its designee (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, transferred or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.  Furthermore, upon the release of any Guarantor from its Guaranty in accordance with the provisions thereof, such Pledgor and the Collateral (at such time pledged by the respective Pledgor pursuant hereto) shall be released from this Agreement.

(c)                                  To the extent not otherwise provided in preceding clauses (a) and (b), the Pledgee shall without the consent of any Secured Creditor, release all or any portion of the

Collateral securing the Second Lien Obligations to the extent provided in the Senior Secured Note Indenture.

(d)                                 At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in Section 19(a), (b) or (c) hereof, the Pledgor shall deliver to the Pledgee a certificate signed by a Responsible Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 19(a), (b) or (c).

(e)                                  The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with, or which it in good faith believes is in accordance with, this Section 19.

(f)                                    Without limiting the foregoing provisions of this Section 19, to the extent applicable following the qualification of the Senior Secured Notes Indenture under the Trust Indenture Act (but only insofar as this Agreement applies to the Second Lien Creditors), the parties hereto agree that if any amendments to this Agreement or any other Security Document are required in order to comply with the applicable provisions of the Trust Indenture Act, such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable.

20.  NOTICES, ETC.  All notices and communications hereunder shall be in writing and sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be.  All such notices and other communications shall be addressed as follows:

(a)                                  if to any Pledgor, c/o:

Williams Scotsman, Inc.
8211 Town Center Drive
Baltimore, Maryland  21236
Attention:  John Ross
Telephone No.:  (410) 931-6000
Telecopier No.:  (410) 931-6117

(b)                                 if to the Pledgee, at:

Bank of America, N.A.
335 Madison Avenue
New York, NY  10017
Attention:  Business Capital/URGENT
Telephone No.:  (212) 503-7632
Telecopier No.:  (212) 503-7330

(c)                                  if to any Bank Creditor other than the Pledgee, at such address as such Bank Creditor shall have specified in the Credit Agreement;

(d)                                 if to any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to each Pledgor and the Collateral Agent;

(e)                                  if to the Senior Secured Notes Trustee or any other Second Lien Creditor, at:

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107
Attention:  Richard Prokosch
Telephone No.: (651) 495-3918
Telecopier No.: (651) 495-8097

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

21.  THE PLEDGEE.  The Pledgee will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement.  It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement.

22.  WAIVER; AMENDMENT.  Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever except in accordance with the terms of the U.S. Security Agreement.

23.  MISCELLANEOUS.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement except in accordance with the terms of the Secured Debt Agreements.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

24.  WAIVER OF JURY TRIAL.  EACH PLEDGOR AND EACH SECURED CREDITOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

25.  ADDITIONAL PLEDGORS.  It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the Amendment and Restatement Effective Date pursuant to the requirements of the respective Secured Debt Agreements, shall become a Pledgor hereunder by (x) executing a counterpart of the Joinder Agreement substantially in the form of Exhibit N to the Credit Agreement, and delivering same to the Pledgee, (y) delivering supplements to Annexes A through G, inclusive, hereto as are necessary to cause Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions above to be taken to the reasonable satisfaction of the Pledgee.

26.  RECOURSE.  This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

27.  LIMITED OBLIGATIONS.  It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor that is a Subsidiary of the Borrower and which has executed a guaranty of any of the Obligations pursuant to a Secured Debt Agreement may have been limited as provided therein.  To the extent not otherwise provided in a guaranty given by a Pledgor in respect of the Second Lien Obligations, each Pledgor, other than the Borrower (collectively, the “second lien pledgors”), the Senior Secured Notes Trustee and each other Second Lien Creditor hereby confirm that it is the intention of all such Persons that the grant of the security interest hereunder by the second lien pledgors with respect to the Second Lien Obligations and the Second Lien Obligations of each such second lien pledgor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law (as defined in the Senior Secured Notes Indenture), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Second Lien Obligations of the second lien pledgors hereunder.  To effectuate the foregoing intention, the Senior Secured Notes Trustee, the other Second Lien Creditors and the second lien pledgors hereby irrevocably agree that the Second Lien Obligations of the second lien pledgors hereunder at any time shall be limited to the maximum amount (after taking into account any guaranty of the First Lien Obligations by the second lien pledgors) as will result in the Second Lien

Obligations of the second lien pledgors hereunder not constituting a fraudulent transfer or conveyance.

28.  PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.  (a)  Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership.  The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

(b)                                 Except as provided in the last sentence of paragraph (a) of this Section 28, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred.  The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 28.

(c)                                  The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d)                                 The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

*    *              *    *

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

WILLIAMS SCOTSMAN INTERNATIONAL, INC. (formerly known as SCOTSMAN HOLDINGS, INC.), as a Pledgor

By:	/s/ Robert C. Singer
	Name:	Robert C. Singer
	Title:	Executive Vice President and Chief Financial Officer

WILLIAMS SCOTSMAN, INC.,
as a Pledgor

By:	/s/ Robert C. Singer
	Name:	Robert C. Singer
	Title:	Executive Vice President and Chief Financial Officer

WILLSCOT EQUIPMENT, LLC,
as a Pledgor

By: WILLIAMS SCOTSMAN, INC.,
as Member

By:	/s/ Robert C. Singer
	Name:	Robert C. Singer
	Title:	Executive Vice President and Chief Financial Officer

SPACE MASTER INTERNATIONAL, INC.,
as a Pledgor

By:	/s/ Robert C. Singer
	Name:	Robert C. Singer
	Title:	Executive Vice President and Chief Financial Officer

TRUCK & TRAILER SALES, INC.,
as a Pledgor

By:	/s/ Robert C. Singer
	Name:	Robert C. Singer
	Title:	Executive Vice President and Chief Financial Officer

EVERGREEN MOBILE COMPANY,
as a Pledgor

By:	/s/ Robert C. Singer
	Name:	Robert C. Singer
	Title:	Executive Vice President and Chief Financial Officer

Accepted and Agreed to:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Kevin W. Corcoran
	Name:	Kevin W. Corcoran
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as Senior Secured Notes Trustee for the Second Lien Creditors

By:	/s/ Richard H. Prokosch
	Name:	Richard H. Prokosch
	Title:	Vice President

ANNEX A

Jurisdiction of Organization

Legal Name	Type and Jurisdiction of Organization	Organizational Identification Number
Williams Scotsman International, Inc.	Delaware corporation	2358175
Williams Scotsman, Inc.	Maryland corporation	D00245704
Willscot Equipment, LLC	Delaware limited liability company	2750281
Space Master International, Inc.	Georgia corporation	K017867
Evergreen Mobile Company	Washington corporation	600109189
Truck & Trailer Sales, Inc.	Missouri corporation	00238354

ANNEX B

List of Subsidiaries and Direct Ownership

Borrower:	Williams Scotsman, Inc.
(100% Owned by Holdings)

Subsidiaries of Borrower:	Willscot Equipment, LLC
(100% Owned by Borrower)

Space Master International, Inc.
(100% Owned by Borrower)

Evergreen Mobile Company
(100% Owned by Borrower)

Truck & Trailer Sales, Inc.
(100% Owned by Borrower)

Canada:	Williams Scotsman of Canada, Inc.
(100% Owned by Borrower)

Spain:	Williams Scotsman Europe, S.L.
(100% Owned by Borrower)

Mexico:	Williams Scotsman Mexico, S. de R.L. de C.V. (99% Owned by Borrower; 1% Owned by Space Master International, Inc.)

WS Servicios de Mexico, S. de R.L. de C.V. (99% Owned by Borrower; 1% Owned by Space Master International, Inc.)

ANNEX C

List of Stock

I.                                         Williams Scotsman International, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

Williams Scotsman, Inc.	Common	3,320,000	8	100%

II.                                     Williams Scotsman, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

Space Master International, Inc.	Common	49,000	5	100%

Evergreen Mobile Company	Common	230	6	100%

Truck & Trailer Sales, Inc.	Common	200	8	100%

Williams Scotsman of Canada, Inc.	Common	1000	C-1	100%

Williams Scotsman Europe, S.L.	N/A	N/A	N/A	100%

Williams Scotsman Mexico, S. de R.L. de C.V.	N/A	N/A	N/A	99%

WS Servicios de Mexico, S. de R.L. de C.V.	N/A	N/A	N/A	99%

III.                                 Willscot Equipment, LLC

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

None.

IV.                                 Space Master International, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

Williams Scotsman Mexico, S. de R.L. de C.V.	N/A	N/A	N/A	1%

WS Servicios de Mexico, S. de R.L. de C.V.	N/A	N/A	N/A	1%

V.                                     Evergreen Mobile Company

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

None.

VI.                                 Truck & Trailer Sales, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

None.

VII.                             Williams Scotsman of Canada, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned

None.

ANNEX D

List of Notes

None.

ANNEX E

List of Limited Liability Company Interests

I.                                         Williams Scotsman International, Inc.

Name of Issuing Corporation	Type of Interest	Certificate No.	Percentage Owned

None.

II.                                     Williams Scotsman, Inc.

Name of Issuing Corporation	Type of Shares	Certificate No.	Percentage Owned

Willscot Equipment, LLC	Limited Liability Company Interest	2	100%

III.                                 Willscot Equipment, LLC

Name of Issuing Corporation	Type of Shares	Certificate No.	Percentage Owned

None.

IV.                                 Space Master International, Inc.

Name of Issuing Corporation	Type of Shares	Certificate No.	Percentage Owned

None.

V.                                     Evergreen Mobile Company

Name of Issuing Corporation	Type of Shares	Certificate No.	Percentage Owned

None.

VI.                                Truck & Trailer Sales, Inc.

Name of Issuing Corporation	Type of Shares	Certificate No.	Percentage Owned

None.

VII.                            Williams Scotsman of Canada, Inc.

Name of Issuing Corporation	Type of Shares	Certificate No.	Percentage Owned

None.

ANNEX F

List of Partnership Interests

None.

ANNEX G

List of Chief Executive Offices

The Chief Executive Office of each Pledgor is located at:

8211 Town Center Drive
Baltimore, Maryland 21236

ANNEX H

to

PLEDGE AGREEMENT

Form of Agreement Regarding Uncertificated Securities, Limited Liability
Company Interests and Partnership Interests

AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of                       ,         , among the undersigned pledgor (the “Pledgor”), Bank of America, N.A., not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and             , as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H:

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into an Amended and Restated Pledge Agreement, dated as of March 26, 2002, amended and restated as of August 18, 2003, and amended and restated as of June     , 2005 (as amended, amended and restated, modified or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to protect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, after receiving a notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

ANNEX H

2.             The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.             The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

4.             All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

335 Madison Avenue

New York, NY 10017

Attention:  Business Capital/URGENT

Telephone No.:  (212) 503-

Telecopier No.:  (212) 503-7330

5.             Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will, upon receiving notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

ABA No.:
Account in the Name of:
Account No.:

6.             Except as expressly provided otherwise in Sections 4 and 5, all notices, shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee, the Pledgor or the Issuer shall not be effective until received by the Pledgee, the Pledgor or the Issuer, as the case may be.  All notices and other communications shall be in writing and addressed as follows:

ANNEX H

(a)	if to any Pledgor, at:

8211 Town Center Drive
Baltimore, Maryland 21236
Attention: John Ross
Tel.: (410) 931-6000
Fax: (410) 931-6117

(b)	if to the Pledgee, at:

335 Madison Avenue
New York, NY 10017
Attention: Business Capital/URGENT
Telephone No.: (212) 503-
Telecopier No.: (212) 503-7330

(c)	if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.  As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7.             This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8.             This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

ANNEX H

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[	],
as Pledgor

By
Name:
Title:

BANK OF AMERICA, N.A., not in its individual capacity but solely as Collateral Agent and Pledgee

By
Name:
Title:

[	],
as Issuer

By
Name:
Title: